Confidential

                       Presentation to the Bondholders of


                                    TELETRAC


                        FEBRUARY 25, 1999 AT 5:00 PM EST

                         Conference Call: (888) 422-7128
                               Pass Code: 408-562

                                                                        TELETRAC



Information contained in this Presentation should be regarded as highly preliminary and tentative. This Presentation includes certain confidential statements of opinion, preliminary estimates of financial performance and projections with respect to the anticipated future performance of the Company that constitute "forward-looking statements." Such opinions, estimates and projections include statements regarding the intent, belief or current expectations of the Company or its management, primarily with respect to the future operating performance of the Company. In addition, this Presentation includes certain financial information relating to the Company's business and results of operations as of and for its fiscal quarter ended December 31, 1998. This information reflects preliminary estimates only and is currently being reviewed and audited by the Company's management and its independent auditors. The information, therefore, remains subject to material revision and restatement, and no assurances may be given that the Company's audited financial statements for the fiscal year ended December 31, 1998 will not differ materially from the data contained in this Presentation.

The projections set forth in this Presentation were prepared by the Company's management and are qualified by, and subject to, the assumptions set forth in this Presentation and the other information contained herein and elsewhere. The assumptions described herein are those the Company believes are most significant to the projections; however, not all assumptions used in preparing the projections have been set forth herein. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and may involve significant business, economic and competitive risks and uncertainties, and that actual results may differ materially and substantially from those in the forward-looking statements as a result of various factors, many of which are beyond the control of the Company, including the following:

(1)   competition and changes in demand for the Company's products and services;

(2) market conditions and general economic factors affecting the Company, other firms in its industry and businesses generally;

(3)   government regulation of the wireless telecommunications industry;

(4)   technological change;

(5) the impact on the Company's business of the Company's disclosures to the public regarding its business operations and liquidity position;

(6) the potential for loss of customers to the Company's competitors or the nonrenewal of customer contracts with the Company;

(7) the Company's ability to secure financing on terms acceptable to it to meet the Company's cash requirements, fund its capital expenditures and execute its business strategy; and

(8) changes in the Company's operating plan or business strategy and the Company's ability to implement such changes, resulting from or as a condition to new financing or the restructuring of existing financial obligations.

The projections are necessarily speculative in nature, and it may be expected that some or all of the assumptions in the projections will not materialize or will vary significantly from actual results. The inclusion of projections, estimates and statements of opinions should not be regarded as a representation by the Company or its management that these results will actually be achieved. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events described in this Presentation might not occur and investors are cautioned not to place undue reliance on them.

AGENDA


1        BACKGROUND
2        NEW STRATEGY
3        LIQUIDITY

                                    TELETRAC

      BACKGROUND

COMPANY OVERVIEW

o Provider of vehicle location and fleet management solutions to commercial fleet operators

o        Operates in 13 metropolitan markets today

o Provides services to over 88,650 commercial units and over 3,100 commercial customers

o        New management leadership

HISTORY

o   AirTouch Teletrac

    Established in 1988 to develop land-based 900 MHz radio networks for wireless location monitoring and related two-way messaging services

    Developed proprietary technology and software

    Constructed operational systems in six metropolitan markets

o   Teletrac, Inc.

    Formed by investor group and management to acquire assets of AirTouch Teletrac in 1996

    Placed $58 million of private equity prior to the high yield offering

    Investors include: BancBoston; Burr, Egan, Deleage; Eos; GCC; Kingdon; TD Capital and Associated

o   High Yield Offering

    Placed $105 million of 14% Senior Notes due 2007

    Escrow account to pre-fund interest expense for three years

    Approximately $21 million in escrow account today

COMMERCIAL UNITS IN SERVICE


                                  1997                                    1998
                    Q1        Q2        Q3        Q4        Q1        Q2        Q3        Q4

Number of Units     48,240    54,430    61,369    65,930    71,202    77,447    82,125    86,652
Quarterly Growth    NA        12.8%     12.7%     7.0%      8.0%      9.0%      6.0%      8.0%

Number of Units is total of VLU's and Messaging Units

REVENUES



                                  1997                                    1998
                    Q1        Q2        Q3        Q4        Q1        Q2        Q3        Q4

$ in millions       $4.7      $6.7      $7.3      $6.1      $6.7      $6.8      $7.2      $7.9
Quarterly Growth    NA        42.1%     9.6%      (16.2%)   8.9%      2.5%      5.4%      9.0%

Amounts are total of Service & Other Revenue plus Equipment and Rental Revenue

EBITDA


                                  1997                                    1998
                    Q1        Q2        Q3        Q4        Q1        Q2        Q3        Q4

$ in millions       ($6.1)    ($6.0)    ($4.9)    ($5.2)    ($5.3)    ($6.5)    ($6.5)    ($5.9)



CAPITAL EXPENDITURES


                                  1997                                    1998
                    Q1        Q2        Q3        Q4        Q1        Q2        Q3        Q4

$ in millions       $3.3      $2.4      $2.9      $2.5      $2.6      $4.4      $3.4      $1.8


SIX CORE MARKETS RESULTS



                                  1997                                    1998
                    Q1        Q2        Q3        Q4        Q1        Q2        Q3        Q4

$ in millions       $4.6      $6.3      $6.6      $5.2      $6.1      $6.1      $6.1      $6.1

Commercial units    48,240    53,948    59,445    62,511    66,443    71,028    74,175    77,396
  in service

Growth              NA        11.8%     10.2%     5.2%      6.3%      6.9%      4.4%      4.3%


Amounts are total of Service & Other Revenue plus Equipment and Rental Revenue

 SOURCES & USES DECEMBER 1995 - FEBRUARY 1999


 ($ in millions)
                           Sources
---------------------------------------------------------------
 Common Equity                                $ 24.9
 Preferred Series A                             33.0
 High-Yield Bonds                              105.0
 Preferred Series B                             10.0






---------------------------------------------------------------
         Total Sources                        $172.9
---------------------------------------------------------------



                                 Uses
 ---------------------------------------------------------------------
 Acquisition of  AirTouch Teletrac                   $ 2.5
 Financing Fees                                        8.6
 Prepaid High Yield Interest (Pledged Securities)     39.9
 Market Buildout / Capital Expenditures               30.2
 Research & Development                                5.4
 Refrequency Project                                   8.8
 Inventory Buildup                                    12.5
 Other Working Capital                                 7.1
 Operating Losses                                     55.9
 Cash                                                  2.0
 ---------------------------------------------------------------------
          Total Uses                                $172.9
 ---------------------------------------------------------------------

WHY TELETRAC IS BEHIND PLAN

o   Sales process
    Difficulty in hiring qualified salespeople
    Object-oriented vs. solutions-oriented
    Unfocused sales process

o   Lack of focus on profitable targeted vertical markets
    Value proposition not well understood

o   Dependence on proprietary technology
    Coverage and data limitations
    System design flaw in San Francisco
    Interference issues in Los Angeles at 927.75 - 928 MHz

o   Software limitations
    Inability to easily integrate into customers' legacy systems

o   Organization unfocused
    Organization not structured properly
    Failed to anticipate the required level of customer support of new client base

o   Supplier delays
    Inability to get infrastructure equipment in timely fashion
    Delayed market openings on East Coast

o   Failure of consumer market to develop
    Knowledge of consumer market too limited

o   Unfocused product and service development effort
    Product mix

NEW STRATEGY

JOHN SARTO'S LEADERSHIP

o    In April 1998, John Sarto joined Teletrac as Chief Executive Officer

o John Sarto has over 27 years of domestic and international experience in the transportation and wireless communications industries

     Most recently, he was President of the OmniTRACS division of Qualcomm, which provides integrated data and location services for long-haul fleets

     During his three year tenure at OmniTRACS, Sarto helped double worldwide mobile communication units

     Prior to OmniTRACS, he served in various management, sales and customer service positions at two freight transportation companies (Overnite Transportation and Carolina Freight)

o    Focus on targeted vertical markets

     Dynamically dispatched fleets

o    Reorganized Company around sales and customer care
     Strategic marketing approach and new distribution channels
     "Best in class" customer intimate model
     Reduction in customer turnover

o    New sales process
     Solutions-oriented approach to customer
     Hire, train and provide incentives to "right" salespeople
     Sales productivity tools

o    Building strategic partnerships
     Cadence, AT&T Wireless and Bell Atlantic Mobile

o    Solidified open architecture strategy
     Launching in February 1999 with CDPD/GPS
     Allows new markets to be opened faster and cheaper with more offerings for the customer
     Launched open platform software with Fleet Director Enterprise Edition

OPEN ARCHITECTURE

                           Open Architecture
------------------------------------------------------------------------
o    Built on standard protocol

     - Internet
     - Windows NT

o    Easy adaptability to new, more cost effective customer solutions

o    Integration of our network to others' networks and platforms

     - Networks:  CDPD, LEO, Packet CDMA
     - Content:  Sabre, NTE

o Able to open new markets faster, cheaper, with more functionality to customer

o    Take advantage of new technologies more readily

o    Co-development with industry leaders

     - AT&T and  Microsoft  value chain initiative


Proprietary System
-----------------------------------------------------------------------

o    Built on inflexible protocols

     - Teletrac RF
     - DOS

o    Little adaptability because of sole dependence on own RF technology

o    Closed system, difficult to integrate

o    $2 - $3 million in capital to open new markets

o    Maintain R&D to support and maintain network

o    "Go it alone"

OPENTRAC OVERVIEW AND STATUS



OPENTRAC NETWORK OVERVIEW




                                                   |-- 902-928 -- Original VLU
                                                   |     MHz
                                                   |
                                                   |
                                                   |
                                                   |
Fleet Director ------------ OPENTRAC WIRELESS      |-- AMPS   -- CDPD Network +
                                 NETWORKS          | CELLULAR    GPS = OMU
                                                   |   BAND
                                                   |
                                                   |
                                                   |
                                                   |-- LEO/GEO -- Satellite
                                                         ETC.     Based
                                                                  Units


          The purpose of the OpenTrac project is to position Teletrac as the Premier "Technology Neutral" Wireless Service Provider

TELETRAC TODAY

o    Increased total commercial units in service by 63% from 54,430 to 88,652

o    Increased monthly average service revenue per unit by 11% from $16.13 to
     $17.84

o    Los Angeles and Houston markets are EBITDA positive

     Chicago, Detroit, Dallas and Miami expected to be EBITDA positive in 1999

o Completed construction of Teletrac networks in San Francisco, New York and Washington DC/ Baltimore

     Launched service in New York market with approximately 920 units sold

     These new markets will drive unit growth in 1999

o    Launching open architecture strategy

     Hardware:
     First stage uses CDPD backbone coupled with differential GPS
     CDPD covers over 1,000 cities and towns, 130 MSAs and 50 RSAs Teletrac focused on top 23 MSAs with initial launches in Boston, Philadelphia and Phoenix/Tucson
     Network service being finalized with AT&T and Bell Atlantic Mobile

     Software:
     Fleet Director Enterprise Edition launching February 22, 1999 Uses Windows NT Platform for easier integration
     Opens visibility of Teletrac throughout customer's organization

o    Raised additional $10 million of equity in October 1998

TELETRAC'S TARGET MARKET: VALUE MAXIMIZATION

                                           VALUE
                                    ------------------->
               High |                        |
                    |                        |
                    |                        |
                    |       HL / LC          |     HL / LC        ^
                    |                        |                    |
      LOCATION      |    "Fixed Routes"      |  "Dynamically"     |   VALUE
                    |i.e., Waste Collection  |Dispatched Fleets"  |
                    |---------------------------------------------|
                    |       LL / LC          |     LL / HC        |
                    |                        |                    |
                    |  "Asset Monitoring"    |   "White Collar    |
                    |i.e., Rental Car and    |Mobile Professional"|
                    |      Consumer          |i.e., Home Health   |
                    |                        |  Care Professional |
                    |                        |                    |
               Low  |---------------------------------------------|

                      Low              COMMUNICATION          High

TELETRAC WILL FOCUS ON LOCAL FLEETS THAT ARE DYNAMICALLY DISPATCHED

                       Commercial Fleet Vertical Markets

                          Commercial Fleets operating
                            in a metro area that are
                             dynamically dispatched
                                       |
    |-----------------|----------------|--------------|------------------|
    |                 |                |          On-Demand              |
Municipals        Utilities        Services     Transportation      Distribution
    |                 |                |              |                  |
    |                 |                |              |                  |
 SIC Code          SIC Code         SIC Code       SIC Code           SIC Code
  91XX              95XX             73XX           41XX               50XX
  92XX              48XX             17XX           42XX               51XX
                    49XX             75XX
                                     76XX

THE COMMERCIAL FLEET MARKET

 U.S. Commercial Market Size

---------------------------------------------------------------
 Total Commercial Fleet Vehicles:            27.0 million
 Metropolitan-based Vehicles:                21.0 million
---------------------------------------------------------------




 Teletrac target markets

                                                                                   On-Demand
                                      Municipals/Utilities        Service          Transport      Distribution        Total
------------------------------------------------------------------------------------------------------------------------------

 Total Fleet Companies (13 existing           6,680                 32,361           15,616           21,145           75,802
 markets)

 Estimated Fleet Companies (10 new            6,000                 29,000           14,000           19,000           68,000
 markets)

 Estimated Total Vehicles - 23 cities       595,960                674,971          621,936          843,045        2,735,912
------------------------------------------------------------------------------------------------------------------------------

THE OPPORTUNITY

o Large installed customer base with over 3,100 commercial accounts representing over 88,650 units


o    Vast market opportunity


o    Strong market knowledge


o    John Sarto as CEO

FOURTH QUARTER 1998 RESULTS


------------------------------------------------------------------------------------------------------------------------------------

  Gross Installs                            10,271                            Highest gross install quarter

  Net Gain                                  6,435                             Highest net gain quarter

  Churn                                     1.4%                              Stable

  Ending Commercial Units                   88,652                            34% year over year growth

  Service Revenues                          $5.1 million                      Increase of approximately $489,000 over 3rd quarter

  EBITDA- Consolidated                      ($5.9) million                    Improvement of approximately $654,000 over 3rd quarter

  EBITDA- Core Six Markets                  ($0.2) million                    Improvement of approximately $322,000 over 3rd quarter
------------------------------------------------------------------------------------------------------------------------------------


FINANCIAL PROJECTIONS

o  Based on management case

                                                                         Management Case
                                                1999            2000           2001           2002           2003
--------------------------------------------------------------------------------------------------------------------

 Number of Markets                                13             19              21             21             21

 Units in Service
 Location and Data Transfer Units             83,724        126,948         180,657        234,046        289,341
 Messaging Units                              47,558         79,637         118,190        156,469        194,115
--------------------------------------------------------------------------------------------------------------------
   Total Units                               131,282        206,585         298,847        390,515        483,456
    Growth                                     48.1%          57.4%           44.7%          30.7%          23.8%
 Churn Rate
 Location and Data Transfer Units               1.6%           1.4%            1.3%           1.2%           1.1%
 Messaging Units                                1.3            1.3             1.2            1.2            1.1

 Average Service Revenue per Unit
 Location and Data Transfer Units             $24.00         $25.75          $27.00         $28.24         $29.11
 Messaging Units                                8.65          10.18           11.61          12.27          12.94
--------------------------------------------------------------------------------------------------------------------


o  Based on management case

o  Assumes no restructuring

                                                           Management Case
                                        1999        2000        2001        2002         2003
--------------------------------------------------------------------------------------------------
 Total Revenues                          $45.7       $75.2      $106.8      $135.4       $167.4
   Growth                                 59.8%       64.4%       42.1%       26.8%        23.7%

 EBITDA                                  (17.9)       (7.0)       12.3        34.2         59.0

 CapEx                                    (3.9)       (3.9)       (4.2)       (4.2)        (4.2)
 Working Capital                           4.9         1.3        (0.6)       (0.6)        (0.6)
 Interest Expense(1)                      15.4        16.8        17.3        18.2         17.1

 Free Cash Flow(2)                       (16.9)       (9.6)        7.5        29.4         54.2

 Cash/(Deficit)(3)                       (13.2)      (25.5)      (36.4)      (25.2)        11.9

 Net Debt(4)                             120.6       131.7       141.4       130.2         93.1

 EBITDA-CapEx/Interest                    NM          NM           0.5x        1.7x         3.2x
 Net Debt/EBITDA                          NM          NM          11.5         3.8          1.6
--------------------------------------------------------------------------------------------------

(1)  Assumes the Company borrows cash needs at approximately 9.5%.
(2)  Free Cash Flow equals EBITDA plus CapEx plus Working Capital.
(3) Cash represents unrestricted cash minus revolver borrowings. Assumes no access to escrow account.
(4)  Excludes cash from escrow account.


--------------------------------------------------------------------------------
      LIQUIDITY
--------------------------------------------------------------------------------

CAPITALIZATION


 ($ in millions)
                                                As of
                                          December 31, 1998
---------------------------------------------------------------
 Cash                                         $6.0
 Restricted Investments                       28.7(1)
---------------------------------------------------------------

 Senior Secured Credit Facility (2)             -
 14% Senior Notes due 2007                   105.0
 Capital Leases and other LT Debt              4.0
---------------------------------------------------------------
    Total Debt                               109.0
---------------------------------------------------------------

 Preferred Stock                              60.2

 Common Stock                                 11.3
 Accumulated Deficit                         (94.4)
---------------------------------------------------------------
    Total Stockholders' Equity               (83.1)
---------------------------------------------------------------
 Total Capitalization                        $86.1
---------------------------------------------------------------




(1) Pro forma for February 1st interest payment, Restricted Investments approximates $21 million.
(2) At December 31, 1998, the Company was not in compliance with certain covenants under its $30 million revolving credit facilities with Banque Paribas and Fleet National Bank. The covenant non-compliance was waived and the Company had made no draws against the revolvers through that date. In December, the Company cancelled its credit facilities.

NEAR-TERM LIQUIDITY


 ($ in millions)
             December
               1998        January       February        March         April
--------------------------------------------------------------------------------
 Cash          $6.0         $3.3           $1.3          $0.4           -
--------------------------------------------------------------------------------

CAPITAL REQUIREMENT


 ($ in millions)
                                                                                           1999-2000                     1999-2001
                                                               1999           2000        Cumulative        2001        Cumulative
------------------------------------------------------------------------------------------------------------------------------------

 EBITDA                                                       ($17.9)         ($7.0)        ($24.9)          12.3         ($12.6)
 CapEx                                                          (3.9)          (3.9)          (7.8)          (4.2)         (12.0)
 Working Capital                                                 4.9            1.3            6.2           (0.6)           5.6
------------------------------------------------------------------------------------------------------------------------------------
 Free Cash Flow                                               ($16.9)         ($9.6)        ($26.5)           7.5         ($19.0)
------------------------------------------------------------------------------------------------------------------------------------

 Interest Expense(1)                                            (0.7)          (2.0)          (2.7)         (17.3)         (20.0)

 Cash at 12/31/98                                                                             $6.0                          $6.0

 Net Cash Requirement including Interest Expense                                            ($23.2)                       ($33.0)

 Net Cash Requirement excluding Interest Expense                                            ($20.5)                       ($13.0)
------------------------------------------------------------------------------------------------------------------------------------


o Teletrac requires approximately $21 million of capital to fund operating losses, capital expenditures and working capital until positive cash flow

o The Company requires additional capital to service debt or must restructure its debt


(1)  Assumes the Company borrows cash needs at approximately 9.5%.

CAPITAL RAISING ALTERNATIVES

o  Senior credit facility


o  Existing equityholders


o  International licensing arrangement


o  Distressed investors


o  New private "equity" investors


o  Sale of Company/strategic investments

TELETRAC'S ESTIMATED ASSET VALUE

 Teletrac's Estimated Asset Value Based on PricewaterhouseCoopers' Study(1) ($ in millions)

                                           Projected Book                       Estimated
                                            Value as of                        Liquidation
                                           March 31, 1999     Estimated %         Value
                                            (Unaudited)       Realization      (Unaudited)
-----------------------------------------------------------------------------------------------
 Assets:
 Accounts Receivable                           $4.8              19.0%            $0.9
 Inventory                                     10.7               4.0              0.5
 Prepaid Expenses                               1.5              58.0              0.9
 Property & Equipment                          32.4              13.0              4.3
 Licenses & Other Assets                        6.1              16.0              1.0
-----------------------------------------------------------------------------------------------
      Total Assets                            $55.5              13.7%            $7.6
 Interest Income                                                                   0.6
-----------------------------------------------------------------------------------------------
      Total Proceeds                                                              $8.2

 Less: Costs Associated with
 Liquidation:                                                                     $3.1

 Net Estimated Liquidation Proceeds
                                                                                  $5.1
-----------------------------------------------------------------------------------------------




(1) Based on analysis by PricewaterhouseCoopers. Excludes restricted investments (escrow) account.